Exhibit 99.1

Our Company

We are a direct-to-consumer brand dedicated to offering a diverse assortment of stylish apparel, intimates, and accessories skillfully designed for curvy women in North America. Specializing in sizes 10 to 30, our primary focus is on providing fashionable, comfortable, and affordable options that meet the unique needs of our customers. Our extensive collection features high quality merchandise, including tops, bottoms, denim, dresses, intimates, activewear, footwear, and accessories. Our products are exclusive to us, with few exceptions, and each product is meticulously crafted to cater to the needs of every curvy woman, empowering her to love the way she looks and feels. Our collections are artfully curated to suit all aspects of our customers’ lives, including casual weekends, work, dressy, and special occasions. Understanding the importance of affordability, we aim to keep our prices reasonable without compromising on quality. This commitment allows us to build a meaningful connection with our customers, distinguishing us from other brands that often overlook plus-size consumers. Our brand experience and product offerings establish us as a differentiated and reliable choice for plus-size customers, which we believe sets us apart in the market. We strive to be everything our customer needs in her closet, consistently delivering products that make her feel confident and stylish.

We employ a customer-first omni-channel strategy that is channel-agnostic, allowing our customer to experience our brand wherever and whenever she wants. We market directly to consumers via our e-Commerce platform and our physical footprint of 657 stores as of August 3, 2024. E-Commerce penetration represented approximately 60% of net sales in 2023. Our broad digital ecosystem—from our engaging e-Commerce website to our user-friendly mobile app—allows us to better connect, engage, track, and service customers. Our customers’ satisfaction with our omni-channel experience, as well as the product fit, quality, and affordability of our brand, is reflected in our industry-leading average NPS score of 86 from June 2023 to June 2024, as compared to the industry average in the low 40s, and a return rate of less than 10% for the last twelve months ended August 3, 2024, versus the industry average of approximately 15%. In addition, customers who were members of our loyalty program accounted for 95% of net sales in 2023.

Our broad digital ecosystem also provides robust quantitative and qualitative customer data that we use to inform all aspects of our operations, from product development to merchandising and marketing. Our stores are designed to create an inclusive and welcoming environment where our customers can discover and engage with our brand, experience our product and connect with a community of like-minded women. Our stores also serve as an effective and profitable source of new customer acquisition and conversion, through which we acquired approximately 60% of new customers for the twelve months ended July 31, 2024. As of August 3, 2024, over 90% of our store fleet is profitable and new stores have a typical payback period of less than two years. The integration of e-Commerce and stores is fundamental to our customer-centric strategy as those two channels complement and drive traffic to one another. We have a history of converting single-channel customers into highly valuable omni-channel customers, who have an LTV 3.4 times greater than that of single-channel customers for the twelve months ended July 31, 2024. Approximately 60% of our customers become omni-channel customers over time. This unified experience between our stores and e-Commerce platform creates a powerful flywheel effect that results in low CAC, high repeat purchasing behavior and high LTV. Our digital CAC for the five months ended June 30, 2024, was $34 and our one-year LTV for our 2023 customer cohort was $214, representing an implied LTV: digital CAC ratio for this period of approximately 6.3x.

Business Update

In the second half of 2022, with the appointment of Lisa Harper as our Chief Executive Officer, we implemented several strategic initiatives that have improved our financial and operating performance and successfully repositioned the company for continued profitable growth.

Product Development

We have enhanced our product development capabilities, shifting our design strategy away from a strict, rules-based approach to better emphasize product relevancy, including design, color, and print, which better reflect current fashion trends and how our customer shops.

Additionally, we have improved our sourcing capabilities and infrastructure, consolidating our vendor base and diversifying country of origin while shortening our product development cycle by approximately three weeks and increasing efficiencies in product cost, which we believe allows us to provide our customer more frequent newness and react quickly to new fashion trends. Importantly, we have also reduced our exposure to product sourced from China, and expect our China production to be in the teens by the end of 2024.

Inventory Management

We have undertaken a significant effort to realign our commercial planning and inventory management processes to support the increasing scale and complexity of our business. In addition to adopting a series of planning and inventory best practices, we have implemented dedicated merchandising, financial and assortment planning systems, which allow us to plan and manage our inventory with greater precision and financial discipline. As of August 3, 2024, we have successfully reduced inventory by approximately 36% from its peak in the third quarter of 2022, enabling us to improve our working capital efficiency and allowing us to reinstate our ability to chase high turning and popular product inventory, which currently represents over 10% of our inventory receipts for the upcoming fourth quarter of 2024.

Supply Chain and Distribution

We have meaningfully improved our supply chain and distribution capabilities. We believe the foundational improvements and investments we have made, including our newly introduced 24 hour click-to-ship capabilities, have increased our productivity and provide greater visibility into shipping and distribution timing and costs. For example, we have increased our distribution throughput productivity by over 35% year-over-year for the first half of 2024 and lessened our reliance on shipping container spot rates, approximately 80% of which are contracted year-to-date in 2024.

Marketing

We continue to evolve our marketing investments to better engage with our customer and provide her with a differentiated experience with our brand. Importantly, we have balanced our marketing spend to focus on retention and customer reactivation, while also leveraging the reach of our store base by increasing in-store activations and further improving the customer experience. For instance, we continue to invest in our store dressing room experience, where we experienced 50% conversion rates from customers who tried on our products in store between February and March of 2024. Additionally, we have relaunched our Casting Call in-store activation for the first time since 2017, which generated a 900 basis point increase in brand awareness, 800 basis point increase in reactivations and a 700 basis point increase in new customers over the course of the campaign from April 2024 to July 2024. These selected marketing initiatives, in addition to others, have allowed us to deliver a 75% net sales retention rate in 2023, as well as stabilize our customer file, while experiencing double digit growth in customer reactivations through the first half of 2024.

Financial Update

We believe the strategic changes and investments we have made to our business, as well as our brand experience and product offerings, have resulted in significantly improved operating and financial performance, including a meaningful improvement in our regular price comparable sales, which accounted for approximately 90% of our net sales in the first half of 2024.

Historical Comparable Sales Growth

Basis of Presentation

Our fiscal year ends on the Saturday nearest to January 31 and each fiscal year is generally comprised of four 13-week quarters (although in years with 53 weeks, the fourth quarter is comprised of 14 weeks). Fiscal year 2023 is a 53-week year and fiscal years 2022 and 2021 are 52-week years. Fiscal years are identified in herein according to the calendar year in which they begin. For example, references to “2023” or similar references refer to the fiscal year ended February 3, 2024.

As used in herein:

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“digital CAC,” or “digital customer acquisition cost,” means digital and working marketing expenses, divided by the number of online customers who placed their first order in the period during which these expenses were incurred;

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“comparable sales” means for any given period as the sales of our e-Commerce operations and stores that we have included in our comparable sales base during that period. We include a store in our comparable sales base after it has been open for 15 full fiscal months. If a store is closed during a fiscal year, it is only included in the computation of comparable sales for the full fiscal months in which it was open. We apply current year foreign currency exchange rates to both current year and prior year comparable sales to remove the impact of foreign currency fluctuation and achieve a consistent basis for comparison. Comparable sales allow us to evaluate how our unified commerce business is performing exclusive of the effects of non-comparable sales and new store openings;

•	“customer cohort” means all of our customers who made their initial purchase in a given year, across all channels;

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“e-Commerce penetration” means net sales generated in the e-Commerce channel, including sales generated from our website, mobile app, and through the buy-online-pickup-in-store and ship from store offerings, divided by total net sales;

•	“LTV,” or “customer lifetime value,” means the cumulative product sales demand attributable to a particular customer cohort;

•	“product sales demand” means the value of customer spend, excluding shipping and any other revenue;

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“Net Promoter Score,” or “NPS,” is a commonly used metric to measure consumer satisfaction and loyalty and indicates the percentage of consumers rating their likelihood to recommend a product or service to a friend. The percentage of “detractors,” or consumers who respond with a rating of 6 or less, is subtracted from the percentage of “promoters,” or consumers who respond with a 9 or 10, to yield NPS. We have calculated NPS for us and a set of 27 peers based on a survey of plus-size consumers we commissioned, using the same methodology for all companies. For purposes of the NPS, we define “industry average” NPS as the average NPS of us and the 27 peers, which include select department stores, mass-retailers, specialty retailers and direct to consumer brands;

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“net sales retention rate” means net sales attributable to the prior year’s identifiable customer cohorts, divided by the prior year’s total net sales attributable to identifiable customer cohorts; and

•	“omni-channel customer” means a customer who has completed at least one purchase transaction in each of our store and e-Commerce channels in a twelve-month period.

Forward-Looking Statements

Certain statements made herein are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used herein, the words “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology) are intended to identify forward-looking statements. For example, all statements we make relating to our estimated and projected costs, expenditures, cash flows, growth rates and financial results, our plans and objectives for future operations, growth or initiatives, strategies or the expected outcome or impact of pending or threatened litigation are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including: the adverse impact of rulemaking changes implemented by the Consumer Financial Protection Bureau on our income streams, profitability and results of operations; changes in consumer spending and general economic conditions; the negative impact on interest expense as a result of rising interest rates; inflationary pressures with respect to labor and raw materials and global supply chain constraints that could increase our expenses; our ability to identify and respond to new and changing product trends, customer preferences and other related factors; our dependence on a strong brand image; increased competition from other brands and retailers; our reliance on third parties to drive traffic to our website; the success of the shopping centers in which our stores are located; our ability to adapt to consumer shopping preferences and develop and maintain a relevant and reliable omni-channel experience for our customers; our dependence upon independent third parties for the manufacture of all of our merchandise; availability constraints and price volatility in the raw materials used to manufacture our products; interruptions of the flow of our merchandise from international manufacturers causing disruptions in our supply chain; our sourcing a significant amount of our products from China; shortages of inventory, delayed shipments to our e-Commerce customers and harm to our reputation due to difficulties or shut-down of our distribution facility; our reliance upon independent third-party transportation providers for substantially all of our product shipments; our growth strategy; our failure to attract and retain employees that reflect our brand image, embody our culture and possess the appropriate skill set; damage to our reputation arising from our use of social media, email and text messages; our reliance on third parties for the provision of certain services, including real estate management; our dependence upon key members of our executive management team; our reliance on information systems; system security risk issues that could disrupt our internal operations or information technology services; unauthorized disclosure of sensitive or confidential information, whether through a breach of our computer system, third-party computer systems we rely on, or otherwise; our failure to comply with federal and state laws and regulations and industry standards relating to privacy, data protection, advertising and consumer protection; payment-related risks that could increase our operating costs or subject us to potential liability; claims made against us resulting in litigation; changes in laws and regulations applicable to our business; regulatory actions or recalls arising from issues with product safety; our inability to protect our trademarks or other intellectual property rights; our substantial indebtedness and lease obligations; restrictions imposed by our indebtedness on our current and future operations; changes in tax laws or regulations or in our operations that may impact our effective tax rate; the possibility that we may recognize impairments of long-lived assets; our failure to maintain adequate internal control over financial reporting; and the threat of war, terrorism or other catastrophes that could negatively impact our business.

We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the effect of known factors and it is impossible for us to anticipate all factors that could affect our actual results. We caution you that the important factors referenced above may not contain all of the factors that are important to you. The outcome of the events described in any of our forward-looking statements are also subject to risks, uncertainties and other factors described in our filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” of the Prospectus Supplement (as defined in the accompanying Current Report on Form 8-K), Item 1A. “Risk Factors” and Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in our Annual Report on Form 10-K for the fiscal year ended February 3, 2024, and Item 1A. “Risk Factors” and Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in our Quarterly Reports on Form 10-Q for the quarters ended May 4, 2024 and August 3, 2024, and elsewhere in this communication. All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements as well as other cautionary statements that are made from time to time in our other filings with the SEC and public communications. You should evaluate all forward-looking statements included herein in the context of these risks and uncertainties.

Industry and Market Data

We obtained the industry, market and competitive position data used herein from our own internal estimates and research as well as from industry and general publications and research, studies and surveys conducted by third parties. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe that each of these studies and publications is reliable, we have not independently verified market and industry data from third-party sources. While we believe our internal company research is reliable and the definitions of our market and industry are appropriate, neither such research nor these definitions have been verified by any independent source.

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